POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Martin A. Kits van Heyningen his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he may deem necessary or advisable to be done in connection with this Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any substitute or substitutes for him, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                           Title                         Date



                                    Chief Executive               July 19, 1996
Martin A. Kits van Heyningen        Officer and Director
                                    (Principal Executive
                                       Officer)


                                    Chief Financial Officer        July 19, 1996
Richard C. Forsyth                  (Principal Financial
                                     and Accounting Officer)

                                    Director                       July 19, 1996
Arent H. Kits van Heyningen


                                    Director                       July 19, 1996
Robert W.B. Kits van Heyningen


                                    Director                       July 19, 1996
James A. Saalfield


                                    Director                       July 19, 1996
Michael F. Schiavo



                                    Director                       July 19, 1996
Werner Trattner
                                     page 11